Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2025
EBP PMI DPSP
EBP, Investment, Fair Value and NAV [Line Items]
Schedule of Plan Assets Accounted at Fair Value
The aggregate fair values of the Plan's assets as of December 31, 2025 and 2024, were as follows (in thousands):

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2025	Quoted Prices In Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Mutual Funds (1)	$193,042	$214,483	$214,483	$—	$—
Equity Securities	71,807	71,337	71,337	—	—
Money Market Funds	453	266	266	—	—
Total Assets in Fair Value Hierarchy	265,302	286,086	$286,086	$—	$—
Assets Measured at Net Asset Value (2)	29,415	29,231
Total Assets	$294,717	$315,317
(1)Mutual Funds were comprised of U.S. and international investments, 92.0% and 8.0% respectively, at December 31, 2025, and 92.7%% and 7.3% respectively, at December 31, 2024.
(2)In accordance with FASB ASC Subtopic 820-10, an investment measured at fair value using the net asset value per share practical expedient has not been classified in the fair value hierarchy. This investment is the BNYM Insight Stable Value Fund, which is comprised of a diversified portfolio of fixed-income instruments which primarily include guaranteed investment contracts ("GICs") including synthetic, and insurance company separate account GICs. Participant redemptions can be made from the BNYM Insight Stable Value Fund on a daily basis with settlement one business day after the trade is submitted. Plan sponsor initiated withdrawals from the BNYM Insight Stable Value Fund may be subject to a redemption notice period of up to twelve months. The contract value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of net assets available for benefits.